Thumzup®
Media Corporation
Nasdaq: TZUP



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DEMOCRATIZING SOCIAL MEDIA ADVERTISING

Bitcoin Accumulator

Summer 2025

Disclaimer

This presentation is being provided for informational purposes only and does not constitute an offer to sell or a solicitation of an offer to purchase any of Thumzup Media Corporation (the "Company" or "Thumzup") securities. This presentation is not intended, nor should it be distributed, for advertising purposes, nor is it intended for broadcast or publication to the general public. Any such offer of the Company's securities will only be made in compliance with applicable state and federal securities laws pursuant to a prospectus or an offering memorandum and related offering documents which will be provided to qualified prospective investors upon request.

The information in this presentation does not purport to be all-inclusive or to contain all the information that a potential investor may desire in deciding whether or not to proceed with a proposed transaction and none of the Company, its affiliates, or any of their respective directors, officers, employees, agents, or other representatives, makes any representation, warranty, declaration, guarantee, certification or promise, in each case whether express, implied or otherwise, as to the accuracy, completeness, or reliability of this presentation. The recipient should conduct its own investigation and analysis of the Company and the data described in this presentation. To the fullest extent permitted by law in no circumstances will the Company or any of its respective subsidiaries, stockholders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. Industry and market data used in this presentation have been obtained from third-party industry publications and sources as well as from research reports prepared for other purposes. The Company has not independently verified the data obtained from these sources and cannot assure you of the data's accuracy or completeness. This data is subject to change.

This presentation contains certain forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These include, without limitation, statements about its growth and market potential, ability to generate revenue, potential to dominate markets, and user growth. These statements are identified by the use of the words "could," "believe," "anticipate," "intend," "estimate," "expect," "may," "continue," "predict," "potential," "project" and similar expressions that are intended to identify forward-looking statements. All forward-looking statements speak only as of the date of this presentation. You should not place undue reliance on these forward-looking statements. Although we believe that our plans, objectives, expectations and intentions reflected in or suggested by the forward-looking statements are reasonable, we can give no assurance that these plans, objectives, expectations or intentions will be achieved. Forward-looking statements involve significant risks and uncertainties (some of which are beyond our control) and assumptions that could cause actual results to differ materially from historical experience and present expectations or projections. Actual results may differ materially from those in the forward-looking statements and the trading price for our common stock may fluctuate significantly. Forward-looking statements also are affected by the risk factors described in our filings with the U.S. Securities and Exchange Commission. Except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events.

Certain financial information and data contained in this presentation is unaudited. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other SEC reports and registration statements, and such differences may be material. In particular, all of the Company's potential financial information included herein is uncertain and subject to risks and uncertainties. Any variation between the Company's actual results and the potential financial information included herein may be material. Any share and per share information, including but not limited to as related to the Company's capitalization structure, is unaudited and subject to change.

Both $TZUP & $BTC Recently Hit All-Time Highs as Thumzup Continues to Execute its BTC Accumulation Strategy

Addition to Russell Microcap® Index:

Thumzup will be added on June 30, 2025, generating index-fund accumulation of $TZUP.

Strong Adoption of Thumzup Platform:

Recently surpassing 1,000 advertisers, there continues to be strong adoption in target markets.

Accelerating Bitcoin Accumulation Strategy:

Authorized to hold up to 90% of current assets in $BTC, Thumzup plans to accelerate its accumulation of Bitcoin.

Expanding Relationship with an Industry Titan

Thumzup® × coinbase

Establishes Bitcoin-Backed Credit Facility for Non-Dilutive Capital

Thumzup (Nasdaq: TZUP) has established a **Bitcoin-backed credit facility** with Coinbase Prime (Nasdaq: COIN), giving the Company **flexible access to non-dilutive working capital** while executing its BTC Accumulation Strategy.

Supply of Bitcoin is Finite

MSTR'S Demand for New Bitcoin Already Exceeds BTC Mining Output

We Believe Demand for a Finite Supply of BTC Will Continue Driving Prices Higher



BTC Mined / Day
MSTR Avg. Daily BTC Purchases (2)
MSTR Buying Avg. as a % of Mined
MSTR Buying Avg. as a % of Mined Post Halving
Halving Event
(4/20/24)
186%
72%
Mar - 2023
Jul - 2023
Nov - 2023
Mar - 2024
Jul - 2024
Nov - 2024
Mar - 2025

(1) Per http://bitcoinsvisiuals.com as of May 21, 2025
(2) Per https://bitcointreasuries.net/; Daily purchasing average taken quarterly

Bitcoin's Inherit Supply Constraints Create Sensitivity to Any New Source of Demand (1)

Increasing Adoption

Accumulation of Cryptocurrencies by Publicly-Traded Companies Transforming Market Dynamics

70+
Publicly-Traded Companies Globally with Cryptocurrency Holdings

723,784
BTC Held

$71B
Approximate Market Value

Company	Ticker	Holdings
GameStop	NYSE: GME	BTC
Twenty One	NASDAQ: CEP	31,500 BTC
upexi	NASDAQ: UPEXI	201,500 SOL tokens
Strategy	NASDAQ: MSTR	252,220 BTC
Tesla	NASDAQ: TSLA	~2,043 BTC
Metaplanet	OTCMKTS: MTPLF	BTC
MARA	NASDAQ: MARA	BTC
Blockchain Group	EPA: ALTBG	BTC
Semler Scientific	NASDAQ: SMLR	BTC
block	NYSE: SQ	~8000 BTC
Jetking	JETKINGQ.BO	BTC

Source: https://treasuries.bitbo.io/
As of May 7, 2025

Thumzup Platform - Integrating BTC

Thumzup® Platform ×

Thumzup Enables People to Get Paid to Post About Local Businesses They Love

Our Mission is to Democratize the Multi-Billion-Dollar Advertising Industry

We Plan to Implement a Framework to Enable Our Users to Get Paid in BTC



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Target Market

Growing Market

Thumzup's platform has had over 30,000 posts with a potential reach of 50 million (1)

Global Digital Advertising Market Forecast 2030 (2)

Global Influencer Marketing Forecast 2032 (3)

US Digital Advertising Spend we plan to capture (1)



$1.1T
$199B
$1.8B

(1) Based on the Company's calculations as of May 19, 2025
(2) https://www.marketresearch.com/Global-Industry-Analysts-v1039/Digital-Advertising-40816236/#:~:text=Global%20Digital%20Advertising%20and%20Marketing,grow%20at%20approximately%209.2%25%20CAGR.
(3) https://www.einpresswire.com/article/781648870/influencer-marketing-market-is-likely-to-expand-us-199-6-billion-at-28-6-cagr-by-2032

Business Model

Market Potential

We Charge a 20% Commission on Advertiser's Spend on Thumzup

Total # of US Small Businesses (1)	33,185,550
Percent That Buy Digital Ads (2)	45%
Current Average Monthly Digital Ad Spend (2)	$534
Assume 10% Become Thumzup Clients	14,933,498
Assume Thumzup Gets 20% of Avg Monthly Spend	$107
Monthly Potential Advertising Volume	$159,788,423
Annual Potential Advertising Volume	$1,917,461,079
Annual Potential Thumzup Revenue	$442,491,018

(1) https://advocacy.sba.gov/2023/03/07/frequently-asked-questions-about-small-business-2023/
(2) https://www.google.com/search?q=534+small+business+monthly+ad+spend&oq=534+small+business+monthly+ad+spend&gs_lcrp=EgZjaHJvbWUyBggAEEUYOTIHCAEQIRigATIHCAIQIRigATIHCAMQIRigATIHCAQQIRigATIHCAUQIRiPAtIBCDgwNzlqMGo0qAIAsAIA&sourceid=chrome&ie=UTF-8

Actions Demonstrate Commitment to Creating Shareholder Value



Insider Ownership: Insiders Own 51.2% of Outstanding Common Stock

Insider Buying: Insider Buying of ~$216k Since Uplist to Nasdaq and have Invested ~$742k in TZUP Since Inception

Share Buyback: Executed ~$298k in Stock Buybacks Under $1 Million Authorization for FY 2025

"Every Officer & Director of Thumzup is personally invested in $TZUP. Thumzup's decisive actions demonstrate our Board of Directors' ongoing commitment to protect & create long-term value for our shareholders."

– Robert Steele, CEO

"TZUP's Board and Officers understand the importance of protecting the cap table to facilitate the accretion of shareholder value." - Isaac Dietrich, CFO

All Data as of May 22, 2025

Capitalization Structure

Thumzup Media Corporation (Nasdaq: TZUP)

Current Price

$9.47

Data as of May 22, 2025

Year-to-Date

+176.09%

52 Week Range:

$2.02-$9.74

Simple Cap Table:

- 9,508,794 Common Outstanding
  - *4,864,451 (51.2%) Held by Insiders*
  - *79,377 Treasury Shares from Buyback*
  - *4,565,966 Non-Affiliate Float*
- 2,333,775 Common Underlying Series A Preferred
- 181,250 Common Underlying Series B Preferred
- **1,223,000 Potential Common Shares** *from Underlying Employee, Director, & Executive Stock Options with $5.06 Weighted Average Strike*
- 71,250 Common Shares Underwriter Warrants *from Nasdaq Up-Listing with $6.25 Strike*

13,318,069 Fully-Diluted Common

Thumzup (Nasdaq: TZUP) Year-to-Date Chart as of May 22, 2025

Connect with Us

Thumzup
Media Corporation
Nasdaq: TZUP


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Investors@thumzupmedia.com

800-403-6150

10557-B Jefferson Blvd
Culver City, CA 90232

Summer 2025